Exhibit 10.96

EXECUTION VERSION

AMENDMENT NUMBER ONE

to the

MASTER REPURCHASE AGREEMENT

Dated as of November 20, 2012,

among

PENNYMAC CORP.,

MORGAN STANLEY BANK. N.A.

and

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

This AMENDMENT NUMBER ONE (this “Amendment Number One”) is made this 20th day of August, 2013, among PENNYMAC CORP., a Delaware corporation, as seller (“Seller”), MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”) and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, as agent for Buyer (“Agent”), to the Master Repurchase Agreement, dated as of November 20, 2012, between Seller and Buyer, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller, Buyer and Agent have agreed to amend the Agreement to make a change to the Margin Deficiency provision therein, as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer and Agent that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of August 20, 2013 (the “Amendment Effective Date”), Section 2.06(a) of the Agreement is hereby amended to read in its entirely as follows:

(a) If at any time the aggregate Purchase Price of all Transactions then outstanding hereunder exceeds the aggregate Recognized Value of all Purchased Loans subject to such Transactions by $100,000 or more (a “Margin Deficiency”), as determined in good faith by the Buyer (or the Agent on behalf of the Buyer) and notified to the Seller on any Business Day, the Seller shall no later than one (1) Business Day after receipt of such notice, either make a payment to the Buyer, in respect of the aggregate Purchase Price or transfer to the Buyer additional Eligible Mortgage Loans that are in all respects acceptable to the Buyer in good faith (which additional Eligible Mortgage Loans shall be deemed to be Purchased Loans under the Repurchase Documents) such that after giving effect to such payment or transfer no Margin Deficiency shall then exist.

SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3. Fees and Expenses. Seller agrees to pay to Buyer and Agent all reasonable out of pocket costs and expenses incurred by Buyer or Agent in connection with this Amendment Number One (including all reasonable fees and out of pocket costs and expenses of Buyer’s or Agent’s legal counsel) in accordance with Section 13.04 and 13.06 of the Agreement.

SECTION 4. Representations. Seller hereby represents to Buyer and Agent that as of the date hereof and taking into account the terms of this Amendment Number One, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 5. Binding Effect; Governing Law. THIS AMENDMENT NUMBER ONE SHALL BE BINDING AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 6. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller, Buyer and Agent have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

PENNYMAC CORP. (Seller)

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

MORGAN STANLEY BANK, N.A. (Buyer)

By:	/s/ Geoffrey Kott
Name:	Geoffrey Kott
Title:	Authorized Signatory

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC (Agent)

By:	/s/ Christopher Schmidt
Name:	Christopher Schmidt
Title:	Vice President